WARRANT TO PURCHASE COMMON STOCKOF CHANCELLOR CORPORATION
                                            -------------------------

Warrant  No.:  98-001                                   Number  of  Shares:
10,000,000Date  of  Issuance:  April  1,  1998
(subject  to  adjustment)
Chancellor Corporation, a Massachusetts corporation (the "Company"), for value received, hereby certifies that Vestex Capital Corporation, or its registered assigns (the "Holder") is entitled, subject to the provisions contained herein, to purchase from the Company Ten Million (10,000,000) shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"), at the exercise price of Twenty Cents ($.20) per share, subject to adjustment upon the occurrence of certain events. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from to time pursuant to the provisions contained herein, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price", respectively.

1.     DEFINITIONS.

As  used  herein,  the  following  terms  shall  have  the  following  meanings:

     Common Stock: the Common Stock, par value $.01 per share, of the Company and any other capital stock of the Company into which such common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

     Company:     Chancellor  Corporation,  a  Massachusetts  corporation,
and  its successors  and assigns.

          Exchange  Act:  the  Securities  Exchange  Act  of  1934,  as amended.

          Holder:     from  time to time, the holder of this Warrant and, unless otherwise provided or indicated herein, the holder of the Warrant Stock (or other securities issuable upon exercise of this Warrant).

     Holders: from time to time, the holders of the Warrants and, unless otherwise provided or indicated herein, the holders of the shares of Common Stock issuable upon exercise of the Warrants (or other securities issuable upon exercise of the Warrants).

     Person:     any  individual,  corporation,  partnership,  joint  venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Prospectus: the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any of the Registrable Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

Purchase  Price:  the  meaning  set  forth  in  the  preamble  to  this Warrant.
----------------

     Registrable Common Stock: all shares of Common Stock issuable upon exercise of the Warrants; provided that particular shares of Common Stock shall cease to be Registrable Common Stock when (i) a registration statement covering the sale of such shares shall have been declared effective under the Securities Act and such shares shall have been disposed of in accordance with such registration statement; (ii) such shares have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or (iii) such shares shall have otherwise been transferred and new shares not subject to transfer restrictions under the Securities Act and not bearing any legend restricting further transfer shall have been delivered by the Company, and no other applicable and legally binding restriction on transfer shall exist. As used in
Section 5, the number of shares of "Registrable Common Stock deemed outstanding" on a particular date shall be equal to the sum of (1) the number of shares of Registrable Common Stock issuable upon exercise of Warrants outstanding on such date, plus (ii) the number of shares of Registrable Common Stock outstanding on such date.

     Registration Rights: the rights of Holders set forth in Section 5 of the Warrants to have shares of Registrable Common Stock registered under the Securities Act for sale under one or more effective Registration Statements.

     Registration Statement: any registration statement filed by the Company under the Securities Act that covers any of the Registrable Common Stock, including the Prospectus, any amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

SEC:  the  Securities  and  Exchange  Commission.
----
Securities  Act:  the  Securities  Act  of  1933,  as  amended.

Termination  Date:  December  31,  2002.
------------------
          Warrant  Stock: the meaning set forth in the preamble to this Warrant.
          ---------------
Warrants:     the  meaning  set  forth  in  the  preamble  to  this  Warrant.
---------

2.     EXERCISE.
       --------

          2.1 Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable on or prior to the Termination Date as follows:

          (a) this Warrant shall be exercisable for the total number of shares of Common Stock purchasable pursuant to this Warrant at any time or from time to time on or after the date hereof;

          (b) this Warrant shall be exercisable in full until December 31, 2002.

2.2     Method  of  Exercise;  Payment  of  Purchase  Price.

     (a) In order to exercise this Warrant, the Holder must surrender this Warrant to the Company, with the exercise subscription form attached hereto duly executed by such Holder or by such Holder's duly authorized attorney, at the principal office of the Company (or at such other office or agency as the Company may designate), together with any required payment in full of the Purchase Price then in effect for the portion of Warrant Stock as to which this Warrant is submitted for exercise. Except as provided in Section 2.3 below, any such payment of the Purchase Price shall be in cash or by certified or official bank check payable to the order of the Company.

     (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection (a) above and the purchase price paid as provided herein. At such time, the Person or Persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in subsection (c) below shall be deemed to become the Holder or Holders of record of the Warrant Stock represented by such certificate.

     (c) As soon as practicable after the exercise of this warrant in full or in part, and in any event within ten (10) business days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

     (i) a certificate or certificates for the number of whole shares of Warrant Stock to which such Holder is entitled upon such exercise, together with an amount in cash in lieu of any fraction of a share of Warrant Stock to which such Holder is entitled as provided in Section 3, and

     (ii) in the event such exercise is in part only, a new Warrant or Warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein and rounded if necessary to the nearest whole number of shares) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Holder upon such exercise as provided in subsection (a) above.

2.3     Payment  by  Surrender  of  Warrants.

          (a) Notwithstanding the payment provisions of Section 2.2, all or part of payment due upon exercise of any portion of this Warrant may be made by the surrender and the Warrant for the full number of shares of Common Stock which the holder of the Warrant i purchase hereunder, less that number of shares of Common Stock having a fair market value ( below) equal to the Exercise Price of the shares of Common Stock being purchased. As used in this Warrant, "fair market value" shall mean (i) if the Common Stock is traded on a national securities exchange, the average last sale price reported for the twenty preceding trading days by the consolidated transaction reporting system, or, if the price IS not so reported, the average last sale price on the principal exchange for the twenty preceding trading days, or, if no such price is reported by such system or by such exchange, the average of the mean of the reported bid and asked prices for each of the twenty preceding trading days; or (ii) if traded on the over-the-counter market, the average last sale price reported for the twenty preceding trading days by the system for last-sale reporting maintained by the National Association of Securities Dealers Automated Quotation ("NASDAQ") for last sale reporting for securities designated National Market Security or if such last price is not otherwise so reported, the average of the mean of the bid and asked prices reported for each of the twenty preceding trading days by NASDAQ, or, if not otherwise quoted, the average of the mean of the bid and asked prices provided the twenty preceding days by the principal market maker. Notice of exercise of the Warrant and payment of the Exercise Price as aforesaid shall be made in the office of the Company, or at such other address as the Company may designate by notice in writing to the holder hereof, and the holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

          2.4     Compliance  with  the  Securities  Act.

     (a) This Warrant may be not exercised, and this Warrant or any share of Registrable Common Stock may not be sold, transferred or otherwise disposed of (any such sale, transfer or other disposition, a "sale"), except in compliance with this Section 2.4.

     (b) A Holder may exercise this Warrant if it is an "accredited investor", as defined in Regulation D under the Securities Act, and a Holder may sell this Warrant or shares of Registrable Common Stock to a transferee that is an "accredited investor"; provided that:

     (i) such Holder or transferee, as the case may be, establishes to the reasonable satisfaction of the Company that it is an "accredited investor"; and

(ii) such Holder or transferee represents that it is acquiring the Warrant Stock (in the case of an exercise) or this Warrant or shares of Registrable Common Stock (in the case of a sale) for its own account and that it is not acquiring such Warrant Stock or this Warrant or shares of Registrable Common Stock with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control; and
(iii)     such Holder or transferee agrees to be bound by the provisions of this
Section 2.4 with respect to any exercise of this Warrant and any sale of This Warrant or shares of Registrable Common Stock.

     (c) In the event of a proposed exercise or sale that does not qualify under Section 2.4(b), a Holder may exercise this warrant or sell this warrant or shares of Registrable Common Stock only if:

     (i) such Holder gives written notice to the Company of its intention to exercise or effect such sale, which notice (A) shall describe the manner and circumstances of the proposed transaction in reasonable detail, (B) shall contain an undertaking by the Holder to furnish such other information as may be required to enable counsel for the Company to render the opinion referred to in
Section 2.4(c)(ii) and (C) shall designate the counsel for such Holder, which counsel shall be reasonably satisfactory to the Company; and (ii) both counsel for the Holder and counsel for the Company shall render opinions to the effect that such proposed exercise or sale may be effected without registration under the Securities Act or under applicable blue sky laws.

     The Company will cause its counsel to render its opinion promptly and, if the Company's counsel is unable to deliver such an opinion, the Company shall, as promptly as practicable, so notify the Holder, specifying the reasons therefor.

          (d)     The  provisions  of  Section  2.4(a)  shall  not  apply  to:

     (i) any exercise of this warrant in connection with a sale of the Registrable Common Stock in a transaction that is registered under the Securities Act pursuant to this Warrant; or

     (ii) any sale of this Warrant or shares of Registrable Common Stock in a transaction that  is  registered  under  the  Securities  Act pursuant to this Warrant.

3.     FRACTIONAL  INTEREST.

     The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 3 be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then fair market value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.

4.     ADJUSTMENTS.
       -----------

     4.1 Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications. In case the Company shall (i) pay a dividend or make any other distribution with respect to its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation), the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder of this Warrant shall thereafter be entitled to receive the kind and number of shares of Warrant Stock or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 4.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Whenever the number of shares of Warrant Stock purchasable upon the exercise of this Warrant is adjusted as provided in this
Section 4. 1, the Purchase Price for each share of Warrant Stock payable upon exercise of this warrant shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying such Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares so issuable immediately thereafter.



4.2     Mergers,  Etc.

(a) In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each case the Holder on the exercise hereof at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided herein.

     (b) In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holders after the effective date of such dissolution to an "eligible institution," as trustee for the Holder or Holders.

     (c) upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4.2, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

4.3     Issuance  of  Common  Stock  at  Lower  Values.

     (a) In case the Company shall, in a transaction in which Section 4.1 is inapplicable, issue or sell shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, at a price per share of Common Stock (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (A) the total amount receivable by the Company in consideration of the issuance and sale of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration, if any, payable to the Company upon exercise, conversion or exchange thereof, by (B) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) that is lower than the Purchase Price then in effect immediately prior to such sale or issuance, then the Purchase Price shall thereafter be lowered to an amount equal to such lower purchase price, effectively immediately upon such issue or sale. Such adjustment shall be made successively whenever any such sale or issuance is made.

     (b) In case the Company shall issue and sell shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of this
Section 4.3, the Board of Directors of the Company shall determine, in good faith, the fair value of such property. In case the Company shall issue and sell rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of this
Section 4.3, the Board of Directors of the Company shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit.

     (c) The provisions of this Section 4.3 shall not apply to the issuance of any shares of Common Stock pursuant to employee stock options outstanding on the date hereof or to shares issued pursuant to an employee stock option plan or similar plan providing for options or other similar rights to purchase (or issuances pursuant to incentive bonus plans) covering in the aggregate not in excess of an additional 10.0% of the fully-diluted shares of Common Stock outstanding on the date hereof.

     4.4     Distributions  of  Debt, Assets, Subscription Rights or Convertible
Securities. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock of evidences of indebtedness of the Company, assets (other than cash dividends payable out of earnings and profits arising after the date hereof) or securities (excluding those referred to in Sections 4.1 and 4.3 (any such evidences of indebtedness, assets or securities, the "assets or securities"), then in each case the Holder, upon the exercise of this Warrant, shall be entitled to receive in addition to the shares of Warrant Stock, (i) the assets or securities to which such Holder would have been entitled as a holder of Common Stock if such Holder had exercised this Warrant immediately prior to the record date for such distribution and (ii) any income earned on the assets or securities distributed from the distribution date to the date of exercise or repurchase, as the case may be. At the time of any such distribution, the Company shall either (A) deposit the assets or securities payable to Holders pursuant hereto in trust for the Holder with an "eligible institution" with instructions as to the investment of such property and any proceeds therefrom so as to protect the value of such property for the Holder or (B) distribute to the Holder the assets or securities to which such Holder would be entitled upon exercise, and, upon any such distribution pursuant to this clause (B), the provisions of this Section 4.4 shall no longer apply to such event. Such election shall be made by the Company giving written notice thereof to the Holder. For purposes of this Section 4, the term "eligible institution" shall mean a corporation organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000, and subject to supervision or examination by Federal or state authority.

     4.5 Notice of Adjustment. Whenever the number of shares of Warrant Stock or other securities or property issuable upon the exercise of this Warrant or the Purchase Price is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to the Holder notice of such adjustment or adjustments, together with a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth (i) the number of shares of Warrant Stock or other securities or property issuable upon the exercise of this Warrant and the Purchase Price after such adjustment, (ii) a brief statement of the facts requiring such adjustment and
(iii)  the  computation  by  which  such  adjustment  was  made.

5.     REGISTRATION  RIGHTS  AND  PROCEDURES.
       -------------------------------------

     5.1 Registration. (a) At any time and from time to time, the Holders of at least
40,000 shares (as adjusted for changes in Common Stock after the date hereof) of the Registrable Common Stock then deemed outstanding shall have the right to request in writing that the Company effect a registration of such Holders'
Registrable Common Stock pursuant to the provisions of this Section 5.1 (each such request, a "Registration Demand"). Further, if a from time to time the Company proposes to file a Registration Statement with the SEC respecting an offering, whether primary or secondary, of any equity securities of the Company, the holders of at least ten percent (10%) of the Registrable Common stock then deemed outstanding shall have the right to make a Registration Demand. Each Registration Demand shall specify the number of Registrable Common Stock that each such Holder proposes to sell in the offering. Notwithstanding the foregoing, the Holders shall not in the aggregate have the right to require the Company to file a total of more than five Registration Statements, nor more than one Registration Statement on Form S-1 or more than one Registration Statement on Form S-2.
(b) Upon receipt of a Registration Demand, the Company shall give written notice thereof to all the other Holders of Warrants or Registrable Common Stock within 10 days of the date of such Registration Demand. Each of the other Holders shall have the right, within 20 days after the delivery of such notice, to request that the Company include all or a portion of such Holder's Registrable Common Stock in such Registration Statement,

     (c) As promptly as practicable and in no event later than 45 days after the Company receives a Registration Demand, the Company shall file with the SEC a Registration Statement, on any form that shall be available and appropriate for the sale of the Registrable Common Stock in accordance with the intended method of distribution thereof, provided that the Company shall have the right to delay the filing of the Registration Statement for a reasonable period of time up to an additional 45 days in the event the filing of such Registration Statement prior to such time would have a material adverse affect on the Company, as determined by the Company and reasonably agreed to by a majority of the Holders. The Company shall include in such Registration Statement all of the Registrable Common Stock of such requesting Holders that such Holders have requested to be included therein pursuant to Sections 5.1(a) and 5.1(b); provided that, if the requested registration involves an underwritten offering,
       -
the Registrable Common Stock to be registered may be reduced by the underwriter for the public offering or the underwriter managing the public offering (in either case, the "managing underwriter") if the managing underwriter delivers a notice (a "Cutback Notice") pursuant to Section 5.1(g) or 5.1(h).
             ---------------
(d) The Company shall use its reasonable best efforts to cause each such Registration Statement to be declared effective and to keep such Registration Statement continuously effective and usable for resale of such Registrable Common Stock from the date on which the SEC declares such Registration Statement effective until the distribution of the securities registered thereunder has been completed provided, however, that with respect to Registration Statements on Form S-1 or S-2, the Company shall not be required to maintain the effectiveness of such Registration Statements for a period in excess of 90 days.

     (e) The Holders of a majority of the shares of Registrable Common Stock to be included in any registration requested pursuant to a Registration Demand shall determine the method of distribution of such shares.

          (f) If a Registration Demand involves an underwritten offering, the Holders of a majority of the shares of Registrable Common Stock to be included in such underwritten offering shall have the right to select the managing underwriter for such offering with the consent of the Company which shall not be unreasonably withheld or delayed.

     (g) If the proposed offering only includes shares of Registrable Common Stock to be offered for the account of requesting Holders pursuant to a Registration Demand, the provisions of this Section 5.1(g) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the number of shares of Registrable Common Stock that the Holders have requested to be sold exceeds the maximum number of shares specified by the managing underwriter in such Cutback Notice that may be distributed without adversely affecting the price, timing or distribution of the Registrable Common Stock being distributed. If the managing underwriter delivers such Cutback Notice, the number of shares of Registrable Common Stock entitled to be included in such Registration Statement shall be allocated among requesting Holders in proportion to the respective number of shares of Registrable Common Stock that each Holder owns or has the right to acquire.

          (h) In the event that the proposed offering is an underwritten offering and includes shares of Common Stock to be offered for the account of selling stockholders, whether or not such selling stockholders have the right to include shares in such offering (the "Other Demand Shares"), or securities to be offered for the account of the Company (the "Company Demand Shares"), the provisions of this Section 5.1(h) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the aggregate number of shares of Registrable Common Stock, plus the Other Demand Shares and the Company Demand Shares proposed to be sold therein, exceeds the maximum number of shares (the "Includible Demand Shares") specified by the managing underwriter in such Cutback Notice that may be distributed without adversely affecting the price, timing or distribution of the Common Stock being distributed. If the managing underwriter delivers such Cutback Notice, the requesting Holders shall first be entitled to include in such offering all of the Registrable Common Stock such requesting Holders desire to sell therein, allocated among the requesting Holders in proportion to the respective numbers of shares of Registrable Common Stock that each Holder owns or has the right to acquire, and the Company and the selling stockholders shall then be entitled to participate in such offering in the proportions that they shall have agreed to, provided, however, that if such Registration Statement was initially being filed
--------
by the Company and the Holders have elected to include their shares in such Registration Statement, the number of shares to be included therein shall be allocated among the requesting Holders in proportion to the respective numbers of Registerable Shares that each Holder owns or has the right to acquire and the number of shares which the Company intended to include therein, provided further that in no event shall the Holders in the aggregate be prohibited from registering less than one quarter of the shares to be included in such Registration Statement.
     (i) The underwriting agreement relating to any Registration Demand shall provide that each requesting Holder shall have the right to sell either its Warrants or its Registrable Common Stock to the underwriters.
          (j)     No Registration Demand may be made until the expiration of six
(6) monthsfollowing the completion of the distribution of the securities registered under any Registration Statementthat has been filed and has become effective pursuant to a prior Registration Demand.

     (k) The Company shall not be obligated to file a Registration Statement relating to any Registration Demand unless the requests by the Holders for such registration cover an aggregate of ten percent (10%) or more of the Registrable Common Stock then deemed outstanding.


     5.2. Underwriters' Green Shoe Option. If any registration pursuant to this Section 5 involves an underwritten offering and the managing underwriter requests that the participants in such offering grant the underwriters an overallotment or "green shoe" option for the purpose of covering overallotments that may be made by the underwriters in connection with such offering, then a portion of the shares proposed to be sold by each Holder, which portion shall not exceed the maximum amount then permitted by the rules of the National Association of Securities Dealers, Inc. (currently 15%) and shall IN no event be greater than the portion of the shares proposed to be sold by other sellers in the offering that is applied to the same purpose, may, to the extent not included in the firm commitment underwriting, be made subject to such overallotment option, unless otherwise agreed in the underwriting agreement relating thereto.

     5.3. Holder Withdrawal Rights. The Company shall withdraw from registration any Registrable Common Stock on request of a Holder, at the Company's expense. The Company shall not be obligated to maintain the effectiveness of any Registration Statement if, after any withdrawal of Registrable Common Stock by a Holder, the number of shares of Registrable Common Stock remaining subject to such Registration Statement is less than ten percent (10%) of the Registrable Common Stock deemed outstanding, unless (i) the Company is also registering securities on such Registration Statement for its own account or (ii) if such Registration Statement relates to securities other than for the account of the Company, the Company shall be reimbursed by the non-withdrawing selling Holders for their pro rata share of all the expenses thereafter incurred for maintaining the registration of the Registrable Common Stock remaining subject to such registration.

6.     REGISTRATION  PROCEDURES.
       ------------------------

          6.1. Covenants of the Company Applicable to All Registration Statements. This Section 6.1 applies to all Registration Statements filed by the Company and referred to in Section 5. 1. The securities covered by each such Registration Statement are referred to as the "Registered Securities"Each underwriter, agent, selling broker, dealer manager or similar securities industry professional participating in any offering of the Registered Securities is referred to as an "underwriter or agent" and any agreement entered into with an underwriter or agent is referred to as an "underwriting or agency agreement". In connection with each such registration, the Company covenants with each Holder participating in such offering (each, a "selling holder") and each underwriter or agent participating therein as follows:
          (a) The Company will notify the selling holders and the managing underwriter or agent, immediately, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request by the SEC to amend the Registration Statement or amend or supplement the Prospectus or for additional information,
(iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes, (v) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registered Securities the representations and warranties of the Company contemplated by Section 6. 1 0) cease to be true and correct and (vi) of the existence of any fact that results in the Registration Statement. the Prospectus or any document incorporated therein by referencecontaining an untrue statement of material fact or omitting to state a material fact required to be statedtherein or necessary to make any statement therein not misleading.

     (b) The Company will use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(c) The Company will not at any time file or make any amendment to the Registration Statement, or any amendment of or supplement to the Prospectus (including amendments of the documents incorporated by reference into the Prospectus), of which the selling holders or the managing underwriter or agent shall not have previously been advised and furnished a copy, or to which the selling holders, the managing underwriter or agent or counsel for the selling holders or counsel for the underwriters or agents shall reasonably object.

     (d) The Company will furnish to each selling holder and to the managing underwriter or agent, without charge, as many signed copies of the Registration Statement (as originally filed) and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith, including documents incorporated by reference into the Prospectus, and signed copies of all consents and certificates of experts, as such selling holder or the managing underwriter or agent may reasonably request, and will furnish to the managing underwriter, for each other underwriter participating in an underwritten offering, one conformed copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits).

     (e) The Company will deliver to each selling holder and each underwriter or agent participating in such offering, without charge, as many copies of each preliminary prospectus as such selling holder or such underwriter or agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will deliver to each selling holder and each underwriter or agent participating in such offering, without charge, from time to time during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as supplemented or amended) as such selling holder or such underwriter or agent may reasonably request.

     (f) The Company will comply to the best of its ability with the Securities Act and the rules and regulations of the SEC thereunder, and the Exchange Act and the rules and regulations of the SEC thereunder so as to permit the completion of the distribution of the Registered Securities in accordance with the intended method or methods of distribution contemplated in the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registered Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the selling holders, counsel for the underwriters or agents or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of any of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the rules and regulations of the SEC thereunder, the Company will promptly prepare and file with the SEC, subject to Section 6. 1 (c), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration
Statement  or  the  Prospectus  comply  with  such  requirements.

     (g) The Company will use its best efforts, in cooperation with the selling holders or the underwriters or agents, as the case may be, to qualify the Registered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the selling holders or the managing underwriter or agents, as the case may be, may designate; provided that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Registered Securities have been qualified as above provided.

     (h) The Company will use its best efforts to effect the listing of the Registered Securities covered by a Registration Statement on each securities exchange on which similar securities issued by the Company are then listed if requested by the holders of at least a majority of the Registered Securities, or if requested by the managing underwriter.

     (i) If any of the Registered Securities are debt securities, the Company will use its best efforts to cause such Registered Securities to be rated with Moody's Investors Services, Inc. and Standard & Poor's Corporation or other appropriate rating agencies, if so requested by the holders of at least a majority of such Registered Securities, or if requested by the managing underwriter.

     (i) The Company shall make such reasonable representations and warranties to the selling holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten public offerings.

     (k) On the effective day of the Registration Statement or, in the case of an underwritten offering, on the date of delivery of the Registered Securities sold pursuant thereto, the Company shall cause to be delivered to the selling holders and the underwriters or agents, if any, opinions of counsel for the Company, which counsel, and opinions (in form, scope and substance), shall be reasonably satisfactory to counsel for the underwriters or agents, if any, and counsel for the selling holders, covering the matters customarily covered in opinions given to underwriters in primary underwritten public offerings,

     (1) Immediately prior to the effectiveness of the Registration Statement or, in the case of an underwritten offering, at the time of delivery of any Registered Securities sold pursuant thereto, the Company shall cause to be delivered to the selling holders and the underwriters or agents, if any, letters from the Company's independent public accountants stating that such accountants are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations of the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent public accountants delivered in connection with primary underwritten public offerings.

          (m) If the managing underwriter or agent so requests, the underwriting or agency agreement shall set forth in full the provisions hereof relating to covenants, registration expenses, lock-up agreements, indemnification and contribution contained in Sections 6.1, 6.2, 6.3, 6.4, 6.5 and 6.9, with such changes therein as may be agreed to by the managing underwriter or agent, the Company and a majority of the selling holders.

(n) The Company shall deliver such documents and certificates as may be reasonably requested by any selling holder or the underwriters or agents, if any, to evidence compliance with Section 6.1(j) and with any customary conditions contained in the underwriting or agency agreement, if any.
     (o) The Company will make available for inspection by representatives of the selling holders and the underwriters or agents participating in such offering and any attorney or accountant retained by such selling holders or underwriters or agents, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter or agent, attorney or accountant in connection with the preparation of the Registration Statement; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by each such person unless such records, information or documents become part of the public domain through no fault of such person or unless disclosure thereof is required by court or administrative order.

     (p) The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby (or 90 days if such period is a fiscal year), an earnings statement of the Company (in form complying with the provisions of Rule 158 under the rules and regulations of the SEC under the Securities Act), covering a period of 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

     (q) The Company will enter into such customary agreements, including a customary underwriting or agency agreement with the underwriters or agents, if any, and take all such other actions in connection with the offering in order to expedite or facilitate the disposition of the Registered Securities.

          6.2 Covenants of the Selling Holders. (a) Each selling holder shall use its best efforts to furnish to the Company such information regarding the distribution of such Registered Securities as the Company may from time to time reasonably request in writing.
     (b) Each selling holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.1(a)(vi), such selling holder will forthwith discontinue the disposition of its Registered Securities pursuant to the Registration Statement until such selling holder's receipt of the copies of a supplemented or amended Prospectus contemplated by Section 6. 1 (f), or until it is advised in writing by the Company that the use of such Prospectus may be resumed. If the Company shall give any such notice, the Company shall extend the period of time during which the Company is required to keep the Registration Statement effective and usable by the number of days during the period from the date of receipt of such notice to the date when each selling holder of Registered Securities covered by such Registration Statement either receives the copies of a supplemented or amended Prospectus contemplated by Section 6. 1 (f) or is advised in writing Company that the use of such Prospectus may be resumed.

6.3. Registration Expenses. (a) The Company will pay and bear all costs and expenses, including but not limited to legal, consulting, accounting, printing and other expenses, incident to the performance of its obligations under this Agreement with respect to each registration pursuant to Section 5.1 other than underwriter's commissions or discounts (except that if the Company is required by the Holders to file a Registration Statement on Form S-1 or S-2 on behalf of the Holders and Form S-3 could have been used for such registration but the Holders refuse to permit the Company to do so, such expenses shall be borne one-half by the Company and one-half by the Holders in proportion to the shares registered
therein),  including:          (i)     the  preparation,  printing and filing of
the  Registration  Statement  (including
financial statements and exhibits), as originally filed and as amended, any preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the selling holders or the underwriters or agents, as the case may be; (ii) the preparation, printing and distribution of any underwriting or agency agreement, certificates representing the Registered Securities, any Blue Sky Survey and other documents relating to the performance of and compliance with this Agreement; (iii) the fees and disbursements of the Company's counsel and accountants and the reasonable fees and disbursements of one counsel retained by the selling holders pursuant to Section 6.3(b);

          (iv) the fees and disbursements of the underwriters or agents customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained in connection with the Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any;

          (v) the qualification of the Registered Securities Stock under applicable securities laws in accordance with Section 6.1(g) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and fees and disbursements of counsel for the selling holders and the underwriters or agents, as the case may be, in connection therewith, in connection with any Blue Sky Survey and in connection with any reserve share program;

          (vi) all fees and expenses incurred in connection with the listing, if any, of any of the Registered Securities on any securities exchange pursuant to Section 6.1(h); and

          (vii) the fees charged by any rating agency in connection with the rating, if any, of the Registered Securities pursuant to Section 6.1(i). (b) In connection with the filing of each Registration Statement, the Company will reimburse the selling holders for the reasonable fees and disbursements of one firm of legal counsel, which shall be chosen by the holders of at least a majority of the Registered Securities to be included in such offering.

     (c) Each selling holder will pay and bear all costs and expenses incident to the delivery of the Registered Securities to be sold by it, including any stock transfer taxes payable upon the sale of such Registered Securities to the purchaser thereof and any underwriting discounts or commissions payable to underwriters or agents in connection therewith.

          6.4. Indemnification. (a) In connection with each registration pursuant to this Warrant, the Company agrees to indemnify and hold harmless each selling holder, each underwriter or agent participating in such offering, and each person, if any, who controls any selling holder or any such underwriter or agent within the meaning of Section 15 of the Securities Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

     (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of counsel chosen by the selling holders and by the underwriters or agents) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subsection (i) or (ii) above;
provided that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any selling holder or any underwriter or agent expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) Each selling holder agrees severally, and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed a Registration Statement, each underwriter or agent participating in such offering and the other selling holders, and each person, if any, who controls the Company, any such underwriter or agent and any other selling holder within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in
Section 6.4(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling holder expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(c) The obligations of the Company under Section 6.4(a) and of the selling holders under Section 6.4(b) to indemnify any underwriter or agent who participates in an offering (or any person, if any, controlling such underwriter or agent within the meaning of Section 15 of the Securities Act) shall be conditioned upon the underwriting or agency agreement with such underwriter or agent containing an agreement by such underwriter or agent to indemnify and hold harmless the Company, its directors, each of its officers who signed a Registration Statement, and each selling holder, and each person, if any, who controls the Company or any such selling holder within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6.5(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such underwriter or agent expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).
(d) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for the Company, its officers, directors and controlling persons as a group, for the selling holders and their controlling persons as a group, and for the underwriters or agents and their controlling persons as a group, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     6.5. Contribution. (a) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the selling holders and the underwriters or agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, the selling holders and one or more of the underwriters or agents, as incurred, in proportion to their relative fault in the matter, but in no event, whether pursuant to this Section 6.5, under other provisions of this Section 6 or otherwise shall any selling holder be responsible for an amount in excess of the net proceeds realized by such selling holder from the sale of its Registrable Securities in such transaction.

     (b) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6.5, each person, if any, who controls an underwriter or agent within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter or agent, and each director of the Company, each officer of the Company who signed a Registration Statement, and each person, if any, who controls the Company or a selling holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or such selling holder, as the case may be.

     6.6 Representations, Warranties and Indemnities to Survive. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company referred to in Section 6. 1 0) shall remain operative and in full force and effect regardless of (i) any termination of any underwriting or agency agreement, (ii) any investigation made by or on behalf of the selling holders, the Company or any underwriter or agent or controlling person or (iii) theconsummation of the sale or successive resales of the Registered Securities.

6.7. Rule 144. From and after the date hereof, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the rules and regulations of the SEC thereunder and the Exchange Act and the rules and regulations of the SEC thereunder and it will take such further action as any Holder of Registrable Common Stock may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time. Upon the request of any Holder of Registrable Common Stock, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

          6.8. Participation in Underwritten Offerings. No Holder may participate in any underwritten offering hereunder unless:

(a)     Such  Holder  executes  a  power  of  attorney  appointing  one  or more attorneys
designated by the selling holders proposing to sell a majority of the shares of Registrable Common Stock proposed to be sold by all selling holders. Each such attorney shall be authorized, on customary terms, to execute the underwriting agreement on behalf of each selling holder and to otherwise act for the selling holders in connection with the offering.
(b) Such Holder, through one of its powers of attorney, enters into an underwriting agreement with the Company, the other selling holders, any selling stockholders and the underwriters, which underwriting agreement shall comply with the
provisions  of  this  Section  6.     (c)     Such  Holder  executes  all
questionnaires  and  other  documents  required  by  such
     power of attorney or the underwriting agreement to be executed by such Holder.

6.9. Lock-Up Agreements. (a) The Company agrees that for a period of 150 days from the effective date of any Registration Statement for an underwritten public offering pursuant to Section 5.1., it will not, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, other than any such sale or distribution of Common Stock (i) upon exercise of the Company's outstanding Warrants or (ii) in connection with the exercise of options granted to employees in the ordinary course of business prior to the date of the Registration Statement.
(b) Each Holder of Registrable Common Stock agrees that except pursuant to the
Registration Statement it will not, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of Common Stock or any Warrants or other securities convertible into or exchangeable or exercisable for Common Stock, for a period of 90 days from the effective date of the Registration Statement pertaining thereto.

     (c) The lock-up agreements set forth in Sections 6.9(a) and 6.9(b) shall be subject to customary exceptions that may be contained in an underwriting agreement if any such registration involves an underwritten offering.

7.     COVENANTS-OF  THE  COMPANY.

     7.1.     Reservation  of Common Stock for Issuance on Exercise of Warrants.
              -----------------------------------------------------------------
The Company covenants that it will at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Warrant Stock, and such other stock,-securities and property, as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Warrant Stock which shall be so issuable shall, upon such issue, be duly and validly issued and fully paid and nonassessable.

     7.2. Certain Agreements Respecting Registration Rights. (a) Without the consent of the Holders of two thirds of the Registrable Shares the Company will not while any Registrable Shares remain outstanding permit or enter into any agreement permitting any person or entity other than the Holders to include any securities of the Company in any registration statement filed by the Company, other than the exercise of options and the resale of Common Stock acquired upon such exercise pursuant to one or more Registration Statements on Form S-8 or its successor.

     (b) The Company agrees that it will not grant to any Holder any rights to register Warrants, or the related Warrant Stock, that are not granted to all Holders of the then outstanding Warrants.

          7.3.     Notices  of  Record  Date,  etc.  In  the  event  of:

(a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the
Company,  or
     (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Warrant Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each Holder of a warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or other securities underlying this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities underlying this Warrant) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.



7.4. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant or Warrants so surrendered.

7.5. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the
Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     7.6. Payment of Taxes. The Company shall pay all taxes and other governmental charges that may be imposed on the Company or on the Warrants or on any securities deliverable upon exercise of Warrants with respect thereto. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock or other securities underlying the Warrants or payment of cash to any Person other than the Holder of the Warrant surrendered upon exercise, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

     7.7 No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     7.8 Warrant Register. The Company will maintain a register containing the names and addresses of the Holders of the Warrants. Any Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

8.     RIGHT  OF  FIRST  REFUSAL.

          8.01. Voluntary Transfers of Warrant Stock. If at any time after exercise of the Warrant and prior to December 31, 2002, the Holder intends to sell, assign, transfer or otherwise voluntary dispose in a single or series of related transactions of all or part of the Warrant Stock, the Holder shall give written notice of such intention to the Company, which notice shall include either (a) the name of the proposed transferee, the proposed aggregate purchase price for the Warrant Stock, the terms of payment of such purchase price and all other matters relating to such sale and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Warrant Stock or (b) a statement that such shares will be sold by the Holder in market transactions or otherwise. Such notice shall constitute a binding offer by the Holder to sell to the Company such number of shares of the Warrant Stock then held by the Holder as are proposed to be sold in the notice at either (i) the aggregate purchase price designated in a notice pursuant to clause (a) or (ii) with respect to Warrant Stock to be sold other than pursuant to clause (a) the Fair Market Value, in either case, payable as provided in Section 8.02 hereof. Within three (3) business days after receipt of written notice, the Company shall give written notice to the Holder as to whether such offer has been accepted by the Company. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing of such purchase which shall not be less than one (1) nor more than five (5) business days after the giving of the acceptance notice. The place for such closing shall be at the principal office of the Company or such other location agreed to by the parties. At such closing, the Holder shall accept payment as set forth in Section 8.02 and shall deliver to the Company in exchange therefor certificates for the Warrant Stock stated in the notice accompanied by duly executed instruments of transfer.If the Company shall fail to accept any such offer, then the Holder shall be free to sell the Warrant Stock set forth in its notice to the designated transferee at a price and on terms no less favorable to the Holder than described in the Holder's notice or in market transactions, provided that such sale is consummated within ninety (90) days after the giving of notice by the Holder to the Company as aforesaid. After the expiration of such ninety-day period, the provisions of this Article 8 shall again apply with respect to any proposed transfer of the Holder's Warrant Stock.

     The  purchase  price  of  any Warrant Stock to be acquired pursuant to this
Article 8 shall be payable on the terms offered to the Holder by the proposed transferee, if any (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Warrant Stock proposed to be sold) or by payment in full in immediately available funds at the time of delivery of the Warrant Stock.

          8.02. Tenders. In the event of the purchase pursuant to Section 8.01, the Holder shall tender the Warrant Stock being purchased hereunder to the Company, or to an assignee designated by the Company, at the principal office of the Company at a reasonable date and time specified by it (in any event within five (5) business days of the Company's election), by delivery of certificates representing such shares endorsed in blank and in proper form for transfer against payment of the purchase price.

8.03.     Waiver.  From  time to time the Company may waive its rights hereunder either
generally or with respect to one or more specified transfers. All action to be taken by the Company hereunder shall be taken by vote of a majority of its Directors then in office.

8.04. Legends. The Company will cause all certificates or other instruments representing the Warrant Stock to be endorsed conspicuously on the face thereof with the following legend:
     "The shares represented by this certificate are subject to a Warrant to Purchase Common Stock dated April 1, 1998, a copy of which is available for inspection at the offices of the Corporation or may be available upon request."

9.     RIGHTS  OF  MATCHING.

          Pursuant to this Section 9, the Holder of this Warrant shall have the right to match any and all investments by any Person into the Company, including, but not limited to, investments through the exercise of warrants, options, rights or such other negotiated transaction (the "Investment"). For the purposes of this right of matching each Investment (i.e., warrant, option, common stock, preferred stock, debt with equity features, warrants or conversion rights) shall be treated as separate and distinct Investments into the Company. The Holder shall have the right to match said Investment under the following terms:

          9.01. Up to a total of six (6) months after the original date of issuance of this Warrant, but no later than twelve (12) months after the date of Investment, the Holder may exercise their rights under this Section 9.01 to match the Investment. If the Holder elects to exercise this right, then the Holder must match the Investment by a total of one hundred and ten (110%) percent of the principal amount of the Investment (e.g., $1.00 invested equals $1.10 required investment under the rights pursuant to Section 9.01) with all other terms and conditions of the Investment to remain constant.

          9.02. Up to a total of eighteen (18) months after the original date of issuance of this Warrant, but no later than twelve (12) months after the date of Investment, the Holder may exercise their rights under this Section 9.02 to match the Investment. If the Holder elects to exercise this right, then the Holder must match the Investment by a total of one hundred and fifteen (115%) percent of the principal amount of the Investment (e.g., $1.00 invested equals $1.15 required investment under the rights pursuant to Section 9.01) with all other terms and conditions of the Investment to remain constant.

          9.03. Up to a total of thirty (30) months after the original date of issuance of this Warrant, but no later than twelve (12) months after the date of Investment, the Holder may exercise their rights under this Section 9.03 to match the Investment. If the Holder elects to exercise this right, then the Holder must match the Investment by a total of one hundred and twenty (120%) percent of the principal amount of the Investment (e.g., $1.00 invested equals $1.20 required investment under the rights pursuant to Section 9.01) with all other terms and conditions of the Investment to remain constant.

          9.04. The Holder's right to match any Investment shall terminate coincident with the Termination Date as described in the above Section 2(b) hereto.

          9.05. For the purposes of the right of matching, this Warrant need not be exercised pursuant to Section 2 for the Holder to be able to exercise its rights under this Section 9 or for the right of matching as described in this
Section  9  to  be  enforceable.

10.     WARRANT  AGENT.

     The Company may, by written notice to each Holder of a Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Warrant Stock (or such other securities at the time deliverable upon the exercise of Warrants) on the exercise of the Warrants pursuant to Section 1, exchanging Warrants pursuant to Section 7.4, replacing Warrants pursuant to
Section 7.5, maintaining the warrant register pursuant to Section 7.8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

11.     REMEDIES.

     The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

12.     NEGOTIABILITY,  ETC.

          This Warrant is issued upon the following terms, to all of which the Holder hereof by the taking hereof consents and agrees:

     (a) title to this warrant may be transferred by endorsement by the Holder hereof executing an assignment and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

     (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer above title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and
(c)     until  this  Warrant  is  transferred  on  the books of the Company, the
Company  may
     treat  the  registered  holder  hereof as the absolute owner hereof for all
purposes,     notwithstanding  any  notice  to  the  contrary.

13.     NO  RIGHTS  AS STOCKHOLDER.          Until the exercise of this Warrant,
the Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

14.     NOTICES.          All notices and
other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company. All notices and other communications from the Holder of this Warrant or in connection herewith to the Company shall be mailed by first class registered or certified mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Holders and, thereafter, all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

15.     MISCELLANEOUS.

          This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought or by the affirmative vote of the holders of 67% of the Warrants outstanding on the date when such amendment is agreed to by such Holders. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, the Company has caused this warrant to be duly executed, as of  the  day  and  year  first  above  written.Dated:  April  1,  1998

CHANCELLOR  CORPORATION

By: /s/ Rudolph Peselman
Title: Director

(Corporate  Seal)

Attest:By:  /s/  Peter  J.Mullen
Title: Clerk